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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): October 21, 1999
                                                        ----------------


                         SATCON TECHNOLOGY CORPORATION
          ----------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


    Delaware                     001-11512                       04-2857552
  ----------------------------------------------------------------------------
(State or Other                 (Commission                     (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)


              161 First Street, Cambridge, Massachusetts    02142
          ----------------------------------------------------------
         (Address of Principal Executive Offices)         (Zip Code)


     Registrant's telephone number, including area code: (617) 661-0540
                                                         --------------

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 2    Acquisition or Disposition of Assets

     On October 21, 1999, SatCon Technology Corporation (the "Registrant") completed its acquisition of Ling Electronics, Inc. and Ling Electronics, Ltd. (collectively, "Ling Electronics") from Mechanical Technology, Inc. ("MTI") in connection with an investment by MTI of approximately $7,000,000 in the Registrant. In consideration for the acquisition of Ling Electronics and MTI's investment, MTI received 1,800,000 shares of the Registrant's common stock, $0.01 par value per share (the "Common Stock"), and warrants to purchase an additional 100,000 shares of the Registrant's Common Stock. MTI funded $2,750,000 of its investment in the Registrant on October 21, 1999, and it will make the remaining investment by the end of January 2000. In addition, the Registrant will also receive warrants to purchase 100,000 shares of MTI's common stock.

     In connection with the transaction, Mr. David B. Eisenhaure, President and Chief Executive Officer of the Registrant, will become a member of the board of directors of MTI, and Alan Goldberg, a director of MTI, and co-Chief Executive Officer of First Albany Companies, will become a member of the Registrant's board of directors. The Registrant has also agreed to appoint an additional member to its board of directors based on recommendations by MTI.

     As a result of the forgoing transaction, provisions of the Registrant's Series A Convertible Preferred Stock issued on August 25, 1999 that allowed the holders to reset the initial $7.80 conversion price have been terminated. Under the terms of the Series A Convertible Preferred Stock, the holders had the option to reset the conversion price on the first anniversary of the issuance of the Series A Convertible Preferred Stock to the greater of the then current market price or $5. Such reset rights terminated if the Registrant completed the transactions with MTI.

     The Registrant has agreed to register for resale under the Securities Act of 1933, as amended (the "Securities Act"), the Common Stock (i) issued in connection with the transaction and (ii) issuable upon exercise of the MTI warrants.

     The foregoing summary description is qualified in its entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

     This report may contain forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Registrant's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that

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could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Registrant's reports on Forms 10-K and 10-Q on file with the Securities and Exchange Commission.


Item 7.   Financial Statements and Exhibits

          (a)  Financial statements.

               Financial Statements of Ling Electronics will be filed as an amendment to this Form 8-K not later than 60 days after the date that the initial report on Form 8-K must be filed.

          (b)  Pro forma financial information.

               Pro forma financial statements reflecting the transaction will be filed as an amendment to this Form 8-K not later than 60 days after the date that the initial report on Form 8-K must be filed.

          (c)  Exhibits.

               The Exhibits to this report are listed in the Index to Exhibits set forth on page 5 hereof.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SATCON TECHNOLOGY CORPORATION



Date: November 5, 1999            By: /s/ David B. Eisenhaure
                                     ---------------------------------------
                                     David B. Eisenhaure
                                     President, Chief Executive Officer and
                                     Chairman of the Board

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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                          EXHIBIT
-------                         -------


2.2 Stock Purchase Agreement, dated as of October 21, 1999, by and among the Registrant, Mechanical Technology Incorporated, Ling Electronics, Inc. and Ling Electronics, Ltd.

3.1(1)    Certificate of Incorporation of the Registrant.

3.2(1)    Bylaws of the Registrant.

3.3(2) Certificate of Amendment of Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on May 12, 1997.

3.4(2)    Bylaws Amendment of the Registrant.

3.5(3) Certificate of Amendment of Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on March 17, 1999.

3.6(3) Certificate of Designation of Series and Statement of Variations of Relative Rights, Preferences and Limitations of Preferred Stock, dated as of August 25, 1999, relating to the Series A Preferred Stock.

10.28 Securities Purchase Agreement, dated as of October 21, 1999, between the Registrant and Mechanical Technology Incorporated.

10.29 SatCon Registration Rights Agreement, dated as of October 21, 1999, between the Registrant and Mechanical Technology Incorporated.

10.30 MTI Registration Rights Agreement, dated as of October 21, 1999, between Mechanical Technology Incorporated and the Registrant.

10.31 Form of Stock Purchase Warrant issued on October 21, 1999 by the Registrant to Mechanical Technology Incorporated.

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10.32     Form of Stock Purchase Warrant issued on October 21, 1999 by
          Mechanical Technology Incorporated to the Registrant.


_______________

(1) Incorporated by reference to Exhibits to the on Registrant's Registration Statement Form S-1 (File No. 33-49286).
(2) Incorporated by reference to Exhibits to the Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 1997.
(3) Incorporated by reference to Exhibits to the Registrant's Current Report on Form 8-K dated August 25, 1999.

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